ClearShares Ultra-Short Maturity ETF
Schedule of Investments
February 29, 2024 (Unaudited)

Principal Amount	Security Description	Value
	REPURCHASE AGREEMENTS — 100.0%
$20,050,000	Buckler Securities LLC, 5.36%, dated 2/29/2024, matures 3/1/2024, repurchase price $20,052,985 (collateralized by various U.S. government treasury notes, bonds, and mortgage-backed securities: total value $20,631,717)	$20,050,000
60,000,000	Cantor Fitzgerald & Co., 5.50%, dated 2/29/2024, matures 3/7/2024, repurchase price $60,064,167 (collateralized by various U.S. government mortgage-backed securities: total value $66,070,583)	60,000,000
50,000,000	Cantor Fitzgerald & Co., 5.50%, dated 2/23/2024, matures 3/1/2024, repurchase price $50,053,472 (collateralized by various U.S. government treasury notes, bonds, and mortgage-backed securities: total value $54,984,823)	50,000,000
15,000,000	Clear Street LLC, 5.33%, dated 2/28/2024, matures 3/6/2024, repurchase price $15,015,546 (collateralized by various U.S. government treasury notes and bonds: total value $15,315,953)	15,000,000
10,000,000	MIRAE Asset Securities (USA) Inc., 5.36%, dated 2/29/2024, matures 3/1/2024, repurchase price $10,001,489 (collateralized by various U.S. government treasury notes, bonds, and mortgage-backed securities: total value $10,201,519)	10,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost $155,050,000)	155,050,000

	SHORT-TERM INVESTMENTS — 0.0% (a)
Shares	Money Market Fund — 0.0%
46,587	First American Government Obligations Fund - Class X, 5.23% (b)	46,587
	TOTAL SHORT-TERM INVESTMENTS (Cost $46,587)	46,587

	TOTAL INVESTMENTS (Cost $155,096,587) — 100.0%	155,096,587
	Other Assets in Excess of Liabilities — 0.0% (a)	46,633
	NET ASSETS — 100.0%	$155,143,220

Percentages are stated as a percent of net assets.

(a) Represents less than 0.05% of net assets.
(b) Rate shown is the annualized seven-day yield as of February 29, 2024.

Summary of Fair Value Disclosure at February 29, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024:

ClearShares Ultra-Short Maturity ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Repurchase Agreements	$–	$155,050,000	$–	$155,050,000
Short-Term Investments	46,587	–	–	46,587
Total Investments in Securities	$46,587	$155,050,000	$–	$155,096,587

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended February 29, 2024, the Fund did not recognize any transfers to or from Level 3.